SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2024

Quality Industrial Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-56239	35-2675388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

315 Montgomery Street San Francisco, CA	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800)-706-0806

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2024, the Board appointed Sanjeeb Safir as our newly appointed Managing Director for the Middle East Region.

From 2008 until present, Mr. Safir has been the Managing Director of Al Shola Al Modea Gas and Distribution LLC.

Sanjeeb Safir - Age 51

Our newly appointed Managing Director for the Middle East has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years besides being the Managing Director of our subsidiary, Al Shola Al Modea Gas and Distribution LLC, of which a 51% interest was acquired on March 27, 2024.

Pursuant to the Employment Agreement, Mr. Safir receives an annual base salary of $120,000 in periodic installments, in accordance with the Company’s customary payroll practices and applicable wage payment laws, but no less frequently than monthly. Mr. Safir’s salary will be subject to adjustment pursuant to the Company’s employee compensation policies in effect from time to time. He will also be eligible to receive certain employee benefits. Additionally, Mr. Safir may receive an annual bonus of up to 25% of his annual base salary as well as equity awards, determined by an agreed set of corporate goals and objectives. The Executive has received a sign-on bonus consisting of 1,000,000 shares in the company upon entering the contract.

The foregoing summary of the terms and conditions of the Employment Agreement is not complete and is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Aside from that provided above, Mr. Safir does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Employment Agreement by and between Quality Industrial Corp. and Sanjeeb Safir
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the Securities Exchange Act of 1934 requirements, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quality Industrial Corp.

/s/ John-Paul Backwell
John-Paul Backwell
CEO

Date: September 5, 2024

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